Item 77M - DWS Mid Cap
Growth Fund, DWS Short
Duration Plus Fund and DWS
Small Cap Growth Fund, each a
series of DWS Advisor Funds

DWS Mid Cap Growth Fund

On February 1, 2011, DWS Mid Cap
Growth Fund (the "Predecessor
Fund"), a series of DWS Advisor
Funds, a Massachusetts business
trust (Registration Nos. 033-07404
and 811-04760), was reorganized
into DWS Mid Cap Growth Fund
(the "Acquiring Fund"), a
corresponding newly created "shell"
series of DWS Investment Trust, a
Massachusetts business trust
(Registration Nos. 002-13628 and
811-00043).  On the Effective Date,
all of the assets and liabilities of the Predecessor Fund were transferred to the Acquiring Fund. With the exception of the differing trust of which it is a series, the Acquiring
Fund is substantially similar to its
corresponding Predecessor Fund.

All financial and other relevant
information for the Predecessor Fund
for the six-month period ended
March 31, 2011 is reported on the
Form N-SAR filed by the Acquiring
Fund for the same period.

DWS Short Duration Plus Fund

On February 1, 2011, DWS Short
Duration Plus Fund (the
"Predecessor Fund"), a series of
DWS Advisor Funds, a
Massachusetts business trust
(Registration Nos. 033-07404 and
811-04760), was reorganized into
DWS Short Duration Plus Fund (the
"Acquiring Fund"), a corresponding
newly created "shell" series of DWS
Investment Trust, a Massachusetts
business trust (Registration Nos.
002-13628 and 811-00043).  On the
Effective Date, all of the assets and
liabilities of the Predecessor Fund
were transferred to the Acquiring
Fund.  With the exception of the
differing trust of which it is a series, the Acquiring Fund is substantially similar to its corresponding
Predecessor Fund.

All financial and other relevant
information for the Predecessor Fund
for the six-month period ended
March 31, 2011 is reported on the
Form N-SAR filed by the Acquiring
Fund for the same period.



DWS Small Cap Growth Fund

On February 1, 2011, DWS Small
Cap Growth Fund (the "Predecessor
Fund"), a series of DWS Advisor
Funds, a Massachusetts business
trust (Registration Nos. 033-07404
and 811-04760), was reorganized
into DWS Small Cap Growth Fund
(the "Acquiring Fund"), a
corresponding newly created "shell"
series of DWS Investment Trust, a
Massachusetts business trust
(Registration Nos. 002-13628 and
811-00043).  On the Effective Date,
all of the assets and liabilities of the Predecessor Fund were transferred to the Acquiring Fund. With the exception of the differing trust of which it is a series, the Acquiring
Fund is substantially similar to its
corresponding Predecessor Fund.

All financial and other relevant
information for the Predecessor Fund
for the six-month period ended
March 31, 2011 is reported on the
Form N-SAR filed by the Acquiring
Fund for the same period.